EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C., §1350 AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the report on Form 10-Q of American Dairy, Inc. (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Chief Executive Officer and President, and the Treasurer and principal financial officer of the Company, hereby certify pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents in all material respects the financial condition and results of operations of American Dairy, Inc.

Date: November 19, 2007	By:	/s/ Leng You-Bin
Leng You-Bin
Chief Executive Officer and President

By:	/s/ Liu Hua
Liu Hua
Treasurer and Chief Financial Officer